UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 24, 2003


                                ORTHOLOGIC CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                     000-21214                  86-0585310
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


1275 West Washington Street, Tempe, Arizona                         85281
 (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 286-5520

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

                                                                  Incorporated
Exhibit                                                         by Reference to/
Number         Description                                       Filed Herewith
------         -----------                                       --------------

99.1           Press release dated July 24, 2003                 Filed herewith

ITEM 9. REGULATION FD DISCLOSURE

(Information is being furnished under Item 12, Results of Operations and Financial Condition)

On July 24, 2003, OrthoLogic Corp. announced by press release its earnings for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OrthoLogic Corp.


Date: July 24, 2003                     By: /s/ Thomas R. Trotter
                                            ------------------------------------
                                            Thomas R. Trotter
                                            Chief Executive Officer